EXECUTION VERSION

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

This is an Assignment, Assumption and Recognition Agreement (this “AAR Agreement”) made as of May 1, 2007, among HSBC Bank, National Association (the “Assignor”), HSI Asset Securitization Corporation (the “Assignee”), CitiMortgage, Inc. as master servicer (the “Master Servicer”), Deutsche Bank National Trust Company (the “Trustee”) not individually but solely as trustee on behalf of the holders of the HSI Asset Loan Obligation Trust, Series 2007-1, Asset-Backed Certificates and HSBC Mortgage Corporation (USA) (the “Company”).

In consideration of the mutual promises contained herein the parties hereto agree that the residential mortgage loans (the “Assigned Loans”) listed on Attachment 1 annexed hereto (the “Assigned Loan Schedule”) purchased by Assignor from Company pursuant to the Master Mortgage Loan Purchase and Servicing Agreement, dated as of May 1, 2006, between Assignor and Company (the “Purchase Agreement”), shall be subject to the terms of this AAR Agreement. Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Purchase Agreement.

Assignment and Assumption

1. Assignor hereby grants, transfers and assigns to Assignee all of the right, title interest and obligations of Assignor in the Assigned Loans and, as they relate to the Assigned Loans, all of its right, title, interest and obligations in, to and under the Purchase Agreement and Assigned hereby assumes all rights and obligations with respect to the Assigned Loans under the Purchase Agreement. Assignor specifically reserves and does not assign to Assignee any right title and interest in, to or under any Mortgage Loans subject to the Purchase Agreement other than those set forth on Attachment l. The Company shall service the Assigned Loans in accordance with the Purchase Agreement as modified by this AAR Agreement.

Recognition of the Company

2. From and after the date hereof, the Company shall and does hereby recognize that the Assignee will transfer the Assigned Loans and assign its rights under the Purchase Agreement (solely to the extent set forth herein) and this AAR Agreement to HSI Asset Loan Obligation Trust 2007-1 (the “Trust”) created pursuant to a Pooling and Servicing Agreement, dated as of May 1, 2007 (the “Pooling Agreement”), among the Assignee as Depositor, the Trustee, the Master Servicer, Citibank, N.A. as Securities Administrator (the “Securities Administrator”) and Wells Fargo Bank, N.A. as custodian (the “Custodian”). The Company hereby acknowledges and agrees that from and after the date hereof (i) the Trust will be the owner of the Assigned Loans, (ii) the Company shall look solely to the Trust for performance of any obligations of the Assignor insofar as they relate to the enforcement of the representations, warranties and covenants with respect to the Assigned Loans and the Trust hereby acknowledges that it has assumed such representations, warranties and covenants and that any claim by the Company with respect thereto shall be made by written notice to the Trustee, (iii) the Trust shall have all the rights and remedies available to the Assignor, insofar as they relate to the Assigned Loans, under the Purchase Agreement, including, without limitation, the enforcement of the document delivery requirements and remedies with respect to breaches of representations and warranties set forth in the Purchase Agreement, and shall be entitled to enforce all of the obligations of the Company thereunder insofar as they relate to the Assigned Loans, and (iv) all references to the Purchaser (insofar as they relate to the rights, title and interest and, with respect to obligations of the Purchaser, only insofar as they relate to the enforcement of the representations, warranties and covenants of the Company) under the Purchase Agreement insofar as they relate to the Assigned Loans, shall be deemed to refer to the Trust. Neither the Company nor the Assignor shall amend or agree to amend, modify, waiver, or otherwise alter any of the terms or provisions of the Purchase Agreement which amendment, modification, waiver or other alteration would in any way affect the Assigned Loans or the Company’s performance under the Purchase Agreement with respect to the Assigned Loans without the prior written consent of the Assignee, the Master Servicer and the Trustee. Any party requesting such amendment shall provide to the Assignee, the Master Servicer and the Trustee, at its own expense, an opinion of counsel stating that (i) such amendment is permitted under the terms of the Purchase Agreement and (ii) such amendment will not materially and adversely affect the interests of the holders of any securities issued by the Trust. The Company acknowledges that CitiMortgage, Inc. has been appointed as the Master Servicer of the Assigned Loans pursuant to this AAR Agreement and therefore has the right to enforce all obligations of the Company as they relate to the Assigned Loans under the Purchase Agreement and this AAR Agreement.

Representations; Warranties and Covenants

3. Assignor warrants and represents to Assignee, the Master Servicer, the Trust and Company as of the date hereof:

a.
Attached hereto as Attachment 2 is a true and accurate copy of the Purchase Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

b.
Assignor is the lawful owner of the Assigned Loans with full right to transfer the Assigned Loans and any and all of its interests, rights and obligations under the Purchase Agreement as they relate to the Assigned Loans, free and clear of any and all liens, claims and encumbrances; and upon the transfer of the Assigned Loans to Assignee as contemplated herein, Assignee shall have good title to each and every Assigned Loan, as well as any and all of Assignor's interests, rights and obligations under the Purchase Agreement as they relate to the Assigned Loans, free and clear of any and all liens, claims and encumbrances;

c.	Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to Company with respect to the Assigned Loans or the Purchase Agreement;

d.
Assignor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, and has all requisite power and authority to acquire, own and sell the Assigned Loans;

e.
Assignor has full power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Assignor's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor's charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject. The execution, delivery and performance by Assignor of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of Assignor. This AAR Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by Assignee and Company, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

f.
No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this AAR Agreement, or the consummation by it of the transactions contemplated hereby; and

g.
There is no action, suit, proceeding, investigation or litigation pending or, to Assignor's knowledge, threatened, which either in any instance or in the aggregate, if determined adversely to Assignor, would adversely affect Assignor's execution or delivery of, or the enforceability of, this AAR Agreement, or the Assignor's ability to perform its obligations under this AAR Agreement.

4. Assignee warrants and represents to, and covenants with, Assignor, the Master Servicer, the Trust and Company as of the date hereof:

a.
Assignee is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to acquire and own the Assigned Loans;

b.
Assignee has full power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Assignee's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignee's organizational documentation or any legal restriction, or any material agreement or instrument to which Assignee is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignee or its property is subject. The execution, delivery and performance by Assignee of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of Assignee. This AAR Agreement has been duly executed and delivered by Assignee and, upon the due authorization, execution and delivery by Assignor and Company, will constitute the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

c.
No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignee in connection with the execution, delivery or performance by Assignee of this AAR Agreement, or the consummation by it of the transactions contemplated hereby; and

d.
There is no action, suit, proceeding, investigation or litigation pending or, to Assignee's knowledge, threatened, which either in any instance or in the aggregate, if determined adversely to Assignee, would adversely affect Assignee's execution or delivery of, or the enforceability of, this AAR Agreement, or the Assignee's ability to perform its obligations under this AAR Agreement.

5. Company warrants and represents to, and covenants with, Assignor, the Trust and Assignee as of the date hereof:

a.
Attached hereto as Attachment 2 is a true and accurate copy of the Purchase Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

b.
Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to perform its obligations under the Purchase Agreement;

c.
Company has full corporate power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Company's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Company’s organizational documentation or any legal restriction, or any material agreement or instrument to which Company is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Company or its property is subject. The execution, delivery and performance by Company of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Company. This AAR Agreement has been duly executed and delivered by Company, and, upon the due authorization, execution and delivery by Assignor and Assignee, will constitute the valid and legally binding obligation of Company, enforceable against Company in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

d.
No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Company in connection with the execution, delivery or performance by Company of this AAR Agreement, or the consummation by it of the transactions contemplated hereby;

e.
There is no action, suit, proceeding, investigation or litigation pending or, to Company's knowledge, threatened, which either in any instance or in the aggregate, if determined adversely to Company, would adversely affect Company's execution or delivery of, or the enforceability of, this AAR Agreement, or the Company's ability to perform its obligations under this AAR Agreement; and

f.
Pursuant to Section 12 of the Purchase Agreement, the Company hereby represents and warrants, for the benefit of the Assignor, the Assignee, the Master Servicer and the Trust, that the representations and warranties set forth in Section 7.01 and 7.02 of the Purchase Agreement, are true and correct as of the date hereof, except that the representation and warranty set forth in Section 7.02(i) shall, for purposes of this AAR Agreement, relate to the Mortgage Loan Schedule attached hereto.

6. The Company hereby acknowledges and agrees that the remedies available to the Assignor, the Assignee and the Trust (including the Assignee and the Company acting on the Trust’s behalf) in connection with any breach of the representations and warranties made by the Company set forth in Section 5 hereof shall be as set forth in Subsection 7.03 of the Purchase Agreement as if they were set forth herein (including without limitation the repurchase and indemnity obligations set forth therein).

7. In connection with the transfer of the Assigned Loans hereunder, the Company agrees that, from and after the date hereof, each Assigned Loan transferred hereunder will be subject to, and serviced under, the Purchase Agreement, provided that, solely with respect to the Assigned Loans, the following modifications shall be made (all capitalized terms used below shall have the meanings assigned to such terms by this AAR Agreement and such terms shall be incorporated into the Purchase Agreement to the extent such terms are not already defined therein):

(i) Section 1 shall be amended so that “[Seller]” as found in the definition of “Custodial Account” shall be replaced with “HSBC Mortgage Corporation (USA)”;

(ii) Section 1 shall be amended so that “[Seller]” as found in the definition of “Escrow Account” shall be replaced with “HSBC Mortgage Corporation (USA)”;

(iii) Section 13.04 shall be amended so that (a) the reference to the “Purchaser” in the first sentence thereof will be changed to “the Master Servicer, the Depositor and the Securities Administrator and with written notice to the Trustee”; and (b) the reference to “Purchaser” in the second sentence there of will be changed to “Depositor”;

(iv) Section 13.05 shall be amended so that approval for any transferring of servicing must be provided in writing by the Master Servicer, the Depositor, the Securities Administrator and written notice must be provided to the Trustee in order for such transfer to become effective;

(v) Section 14.01 shall be amended so that all references to the “Purchaser” shall be changed to “Master Servicer”;

(vi) Sections 14.02, 15 and 16 shall be amended so that any references to the “Purchaser” shall be changed to “Master Servicer”; and Section 16 shall be further amended so that the following is added at the end of the second sentence in the first paragraph: “provided, however, that no such compensation shall be in excess of that permitted by the Servicer under this Agreement”

(vii) Section 11.01 of Exhibit 9 shall be amended so that (a) the reference to “Purchaser” in the fifth line of the second paragraph thereof shall be replaced with “the Trustee for the benefit of the holders of any security issued by the Trust” and (b) the phrase “effect an exchange or reissuance of such Mortgage Loan under Section 1001 of the Code and cause either any REMIC designation made in connection with a Pass-Through Transfer to fail to qualify as a REMIC under the Code or the imposition of any tax on ‘prohibited transactions’ or ‘contributions after the startup day’ under the REMIC provisions of the Code” shall be added after the word “principal” in the ninth line of the second paragraph thereof;

(viii) Section 11.03 of Exhibit 9 shall be amended so that the following shall be added as the last paragraph thereof:

“In the event that a Mortgage Loan becomes part of a REMIC, and becomes REO Property, such property shall be disposed of by the Seller, with the consent of the trustee as required pursuant to this Agreement, within three (3) years after becoming an REO Property, unless the Seller provides to the trustee under such REMIC an opinion of counsel to the effect that the holding of such REO Property subsequent to three (3) years after its becoming REO Property, will not result in the imposition of taxes on “prohibited transactions” as defined in Section 860F of the Code, or cause the transaction to fail to qualify as a REMIC at any time that certificates are outstanding. The Seller shall manage, conserve, protect and operate each such REO Property for the certificateholders solely for the purpose of its prompt disposition and sale in a manner which does not cause such property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code, or any “net income from foreclosure property” which is subject to taxation under the REMIC provisions of the Code. Pursuant to its efforts to sell such property, the Seller shall either itself or through an agent selected by the Seller, protect and conserve such property in the same manner and to such an extent as is customary in the locality where such property is located. Additionally, the Seller shall provide the Purchaser or any master servicer with information sufficient to perform the tax withholding and reporting related to Sections 1445 and 6050J of the Code.”

(ix) Section 11.04 of Exhibit 9 shall be amended so that the last paragraph thereof is deleted in its entirety and amend 11.04 (ii) by deleting “including all Prepayment Charges” after the words Mortgage Loans;

(x) Section 11.05 of Exhibit 9 shall be amended so that the phrase “in excess of the Purchase Price” shall be added after the word “thereon” in the second line of subsection (iv);

(xi) Section 11.09 of Exhibit 9 shall be amended so that any consent for the transfer of the Custodial Account or Escrow Account must be obtained from the Master Servicer and the Depositor;

(xii) Section 11.13 of Exhibit 9 shall be amended as follows:

(a) the first paragraph shall be deleted in its entirety and replaced with the following “This Section shall apply only to REO Properties acquired for the account of the Trustee and shall not apply to any REO Property relating to a Mortgage Loan which was purchase or repurchased from the Trustee pursuant to any provision hereof. In the event that title to any such REO Property is acquired, the deed or certificate of sale shall be issued to the Trust, or if not permitted by law, to the Trustee, or its nominee for the benefit of the holders of any security issued by the Trust.” and

(b) the following shall be added as the first sentence to second paragraph, “the Servicer shall manage, conserve, protect and operate each REO Property for the Trustee solely for the purpose of its prompt disposition and sale.”

(xii) Sections 11.14, 11.16, 11.17, 11.18 and 11.22 of Exhibit 9 shall be amended so all references to “Purchaser” made in connection with the provision of any notice, the disposition of any funds or the requirement of any consent shall be changed to references to the “Master Servicer”;

(xiv)  Section 11.15 of Exhibit 9 shall not apply;

(xv) Section 11.23 and 11.24 of Exhibit 9 shall not apply;

(xvi) Section 11.25 shall be amended so that references to the “Purchaser” in the last sentence thereof are changed to “the Depositor and the Trustee”.

8. Pursuant to Section11.05 of Exhibit 9 to the Purchase Agreement, the Company shall establish a Custodial Account with respect to the Assigned Loans which is separate and distinct from the Custodial Account previously established under such provision.

9. Pursuant to Section11.06 of Exhibit 9 to the Purchase Agreement, the Company shall establish an Escrow Account with respect to the Assigned Loans which is separate and distinct from the Escrow Account previously established under such provision.

10. Pursuant to Section 11.16 of Exhibit 9 to the Purchase Agreement, no later than 10 calendar days, the Company shall furnish to the Master Servicer (i)(a) monthly loan data in such format mutually agreed-upon between the Company and the Master Servicer, (b) default loan data in such format mutually agreed upon between the Company and the Master Servicer and (c) information regarding the realized losses and gains as in such format mutually agreed upon between the Company and the Master Servicer, in each case relating to the period ending on the last day of the preceding calendar month, (ii) all such information required pursuant to clause (i)(a) above on a magnetic tape, electronic mail, or other similar media reasonably acceptable to the Master Servicer and the Company, and (iii) all supporting documentation reasonably necessary and available with respect to the information required above. Notwithstanding the foregoing, the Company is not required to report data relating to prepayment charges or penalties.

Miscellaneous

11. All demands, notices and communications related to the Assigned Loans, the Agreements and this AAR Agreement shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered mail, postage prepaid, as follows:

a.	In the case of Company,

HSBC Mortgage Corporation (USA)
2929 Walden Avenue
Depew, NY 14043
Attn: Michael T. Stilb

b.	In the case of Assignor,

HSBC Bank USA, National Association
Re: HALO 2007-1
452 Fifth Avenue
New York, New York 10018
Attention: Head of MBS Principal Finance

c.	In the case of Assignee,

HSI Asset Securitization Corporation
Re: HALO 2007-1
452 Fifth Avenue
New York, New York 10018
Attn: Head MBS Principal Finance

d.	In the case of Trustee (or the Trust),

Deutsche Bank National Trust Company
1761 St. Andrew Place
Santa Ana, California 92705
Attn: HALO 2007-1

e.	In the case of the Master Servicer:

CitiMortgage Mortgage, Inc.
4000 Regent Blvd.
Irving, TX 75063
Attention: Master Servicing Division,
Compliance Manager - HALO 2007-1

f.	In the case of the Securities Administrator:
Citbank, N.A.
388 Greenwich Street, 14th Floor
New York, New York 10013
Attention: Structured Finance Agency and Trust, HALO 2007-1

12. This AAR Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

13. No term or provision of this AAR Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

14. This AAR Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which Assignor, Assignee or Company may be merged or consolidated shall without the requirement for any further writing, be deemed Assignor, Assignee or Company, respectively hereunder.

15. This AAR Agreement shall survive the conveyance of the Assigned Loans as contemplated in this AAR Agreement.

16. This AAR Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

17. In the event that any provision of this AAR Agreement conflicts with any provision of the Purchase Agreement with respect to the Assigned Loans, the terms of this AAR Agreement shall control.

IN WITNESS WHEREOF, the parties hereto have executed this AAR Agreement as of the day and year first above written.

HSBC BANK USA, NATIONAL ASSOCIATION
Assignor

By: /s/ Nicholas Letica
Name: Nicholas Letica
Title: Officer #15255

HSI ASSET SECURITIZATION CORPORATION

By: /s/ Andrea Lenox
Name: Andrea Lenox
Title: Vice President

HSBC MORTGAGE CORPORATION (USA)

By: /s/ Lori A. Miller
Name:  Lori A. Miller
Title:  Vice President

DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee

By: /s/ Karlene Benvenuto
Name: Karlene Benvenuto
Title: Authorized Signer

CITIMORTGAGE, INC., as Master Servicer

By: /s/ Tommy R. Harris
Name: Tommy R. Harris
Title: Sr. Vice President

ATTACHMENT 1

(form of Assigned Loan Tape)

ATTACHMENT 2

(Form of Purchase Agreement)